UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 10, 2021
Date of Report (Date of earliest event reported)

Frank’s International N.V.
(Exact name of Registrant as specified in its charter)

The Netherlands	001-36053	98-1107145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Mastenmakersweg 1 1786 PB Den Helder, The Netherlands
(Address of principal executive offices)

+31 (0)22 367 0000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, €0.01 par value	“FI”	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement

On September 10, 2021, Frank’s International N.V. (the “Company” or “Frank’s”) entered into a Closing Agreement (the “Closing Agreement”) by and among Frank’s, New Eagle Holdings Limited, a direct wholly owned subsidiary of Frank’s (“Merger Sub”), and Expro Group Holdings International Limited (“Expro” and together with Frank’s and Merger Sub, the “Merger Parties”), pursuant to which the Merger Parties agreed that the closing of the transactions contemplated by the Agreement and Plan of Merger among the Merger Parties, dated as of March 10, 2021 (as it may be amended from time to time, the “Merger Agreement”), shall occur as soon as practicable on October 1, 2021, subject to the satisfaction or waiver of the conditions set forth in the Closing Agreement.

The foregoing description of the Closing Agreement is qualified in its entirety by reference to the full text of the Closing Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2021 annual general meeting of shareholders (the “Annual Meeting”) on September 10, 2021. The following are the final voting results on the proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement / prospectus filed with the Securities and Exchange Commission on August 6, 2021 (the “Proxy Statement”).

At the close of business on August 13, 2021, the record date for the Annual Meeting, 228,397,296 shares of the Company’s common stock, each with a nominal value of €0.01 per share (“Frank’s Common Stock”), were entitled to vote at the Annual Meeting.

As set forth in the Proxy Statement, the Company indicated its intention to treat proposals 5, 11 and 17 as “non-routine” matters. Under applicable New York Stock Exchange (“NYSE”) rules, brokers and other nominees do not have discretionary authority to vote for non-routine matters without receiving specific voting instructions from their customers. However, on September 9, 2021, the NYSE notified the Company that it deems proposals 5, 11 and 17 to be “routine” matters, meaning that brokers were permitted to vote shares on such proposals without specific instructions despite the Company’s designation of such proposals as non-routine matters. Accordingly, brokers’ votes on proposals 5, 11 and 17 were tabulated in accordance with the NYSE’s determination that they were routine matters and therefore there are no “Broker Non-Votes” recorded for such proposals. Each of proposals 5, 11 and 17 would have obtained the vote required for approval even if the uninstructed broker votes with respect to such proposal had all been tabulated as votes “Against” such proposal.

Proposal 1. The Merger Proposal – The proposal to adopt and approve within the meaning of Section 2:107a of the Dutch Civil Code, of the Merger Agreement, the merger of Expro with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a direct, wholly owned subsidiary of Frank’s, and the transactions contemplated by the Merger Agreement and the Plan of Merger (as defined in the Merger Agreement) (such transactions, the “Transactions”) (such proposal, the “Merger Proposal”) was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
163,027,853	8,329,527	209,936	17,794,145

Proposal 2. The Stock Issuance Proposal – The proposal to authorize the board of managing directors of Frank’s (the “Frank’s Management Board”), subject to approval of the board of supervisory directors of Frank’s (the “Frank’s Supervisory Board”) (and, following the implementation of the Board Structure Proposal and the Board Changes Proposal (each as defined below), the board of directors of Frank’s after completion of the Merger and the other Transactions (the “Combined Company Board”)) to issue shares of Frank’s Common Stock to Expro shareholders in connection with the Merger and to grant rights to subscribe for shares of Frank’s Common Stock to holders of warrants, options and other rights to subscribe for or otherwise acquire ordinary shares in Expro to the holders of those rights in connection with the Merger was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
162,955,183	8,380,448	231,685	17,794,145

Proposal 3. The Board Changes Proposal – The proposal to appoint, effective as of the effective time of the Merger (the “Effective Time”) but following the implementation of the Board Structure Proposal, the three individuals named in the Proxy Statement and nominated by the Frank’s Supervisory Board and the six individuals named in the Proxy Statement and designated by the board of directors of Expro, as executive or non-executive directors, as applicable, of the Combined Company Board (the “Board Changes Proposal”) was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
162,044,015	8,315,182	1,208,119	17,794,145

Proposal 4. The Capital Stock Amendment Proposal – The proposal to approve and adopt an amendment, as of or prior to the Effective Time, to the amended articles of association of Frank’s, as may be amended from time to time (the “Frank’s Articles”), to increase the total authorized capital stock of Frank’s from 798,096,000 shares of Frank’s Common Stock to 1,200,000,000 shares of Frank’s Common Stock was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
161,649,545	9,647,671	270,100	17,794,145

Proposal 5. The Reverse Stock Split Proposal – The proposal to approve and adopt an amendment, as of or prior to the Effective Time, to the Frank’s Articles to effect a reverse stock split in respect of all issued and outstanding shares of Frank’s Common Stock at a ratio (the “Reverse Split Ratio”) in the range from 1-for-4 to 1-for-7, with the specific Reverse Split Ratio to be determined by the Frank’s Supervisory Board (with the consent of Expro not unreasonably withheld, conditioned or delayed) following the Annual Meeting (the “Reverse Stock Split Proposal”) was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
180,048,944	9,259,330	53,187	—

Proposal 6. The Board Structure Proposal – The proposal to approve and adopt an amendment, as of or prior to the Effective Time, to the Frank’s Articles to transition Frank’s governance structure from a two-tier board structure to a one-tier board structure, together with certain technical changes to the Frank’s Articles (the “Board Structure Proposal”) was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
163,178,011	8,351,745	37,560	17,794,145

Proposal 7. The Compensation Policy Amendment Proposal – The proposal to approve and adopt an amendment, as of the Effective Time but following the implementation of the Board Structure Proposal, to the Company’s compensation policy (the “Compensation Policy Amendment”) to reflect the transition of Frank’s governance structure from a two-tier board structure to a one-tier board structure was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
152,744,744	18,769,475	53,097	17,794,145

Proposal 8. The Non-Binding Compensation Advisory Proposal – The proposal to approve, on a non-binding advisory basis, certain compensation that may be paid or become payable to Frank’s named executive officers that is based on or otherwise relates to the Merger was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
162,804,980	8,723,467	38,869	17,794,145

Proposal 9. The Re-Election Proposal – The proposal to re-elect the nine current members of the Frank’s Supervisory Board to serve until the earlier of the Effective Time or the end of Frank’s annual general meeting of shareholders in 2022 was approved. The voting results regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON- VOTES
Michael C. Kearney	160,863,719	10,634,365	69,232	17,794,145
Robert W. Drummond	150,106,477	21,356,027	104,812	17,794,145
Michael E. McMahon	161,625,188	9,837,466	104,662	17,794,145
L. Don Miller	161,854,784	9,607,870	104,662	17,794,145
D. Keith Mosing	129,252,670	41,984,137	330,509	17,794,145
Erich L. Mosing	129,467,760	42,026,061	73,495	17,794,145
Melanie M. Trent	151,385,285	20,077,492	104,539	17,794,145
Alexander Vriesendorp	148,352,959	23,113,748	100,609	17,794,145
Kirkland D. Mosing	120,834,816	41,894,973	8,837,527	17,794,145

Proposal 10. The Management Board Re-Appointment Proposal – The proposal to re-appoint Steven Russell, Melissa Cougle and John Symington as members of the Frank’s Management Board to serve until the earlier of the Effective Time or the end of Frank’s annual general meeting of shareholders in 2022 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
163,056,873	8,367,349	143,094	17,794,145

Proposal 11. The Annual Report Ratification Proposal – The proposal to review the annual report for the fiscal year ended December 31, 2020, including the paragraph relating to corporate governance, to confirm and ratify the preparation of Frank’s statutory annual accounts and annual report in the English language and to confirm and adopt the annual accounts for the fiscal year ended December 31, 2020 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
180,576,459	150,866	8,634,136	—

Proposal 12. The Supervisory Board Liability Discharge Proposal – The proposal to discharge the members of the Frank’s Supervisory Board from liability in respect of the exercise of their duties during the fiscal year ended December 31, 2020 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
162,750,928	8,337,721	478,667	17,794,145

Proposal 13. The Management Board Liability Discharge Proposal – The proposal to discharge the members of the Frank’s Management Board from liability in respect of the exercise of their duties during the fiscal year ended December 31, 2020 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
162,880,763	8,365,871	320,682	17,794,145

Proposal 14. The Dutch Auditor Proposal – The proposal to appoint KPMG Accountants N.V. as Frank’s auditor who will audit the Dutch statutory annual accounts of Frank’s for the fiscal year ending December 31, 2021, as required by Dutch law, provided Deloitte Accountants B.V. shall be appointed for that fiscal year if the Merger is completed was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
189,075,414	123,154	162,893	—

Proposal 15. The US Auditor Proposal – The proposal to ratify the appointment of KPMG LLP as Frank’s independent registered public accounting firm to audit Frank’s U.S. GAAP financial statements for the fiscal year ending December 31, 2021, provided Deloitte & Touche LLP shall be appointed for that fiscal year if the Merger is completed was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
189,091,165	106,199	164,097	—

Proposal 16. The Director Remuneration Proposal – The proposal to ratify and approve the remuneration of the members of the Frank’s Supervisory Board granted for the period from the 2020 annual meeting until the date of the Annual Meeting, and to approve the remuneration of the members of the Frank’s Supervisory Board for the period from the Annual Meeting up to and including the earlier of the Effective Time or the annual general meeting of shareholders in 2022 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
163,159,496	8,314,096	93,724	17,794,145

Proposal 17. The Share Repurchase Proposal – The proposal to authorize the Frank’s Management Board, subject to Frank’s Supervisory Board approval (and, following the implementation of the Board Structure Proposal and Board Changes Proposal, the Combined Company Board), to repurchase shares up to 10% of the issued share capital, for any legal purpose, at the stock exchange or in a private purchase transaction, at a price between $0.01 and 105% of the market price on the NYSE, and during a period of 18 months starting from the date of the Annual Meeting was approved. The voting results of each of the proposals were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
179,735,509	8,429,157	1,196,795	—

Item 7.01 Regulation FD Disclosure.

On September 15, 2021, Frank’s issued a press release announcing, among other things, the results of the Annual Meeting, the determination of the Reverse Split Ratio and the agreed-upon closing date. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

As described above, at the Annual Meeting, Frank’s shareholders approved the Reverse Stock Split Proposal, which provided for a Reverse Split Ratio in the range from 1-for-4 to 1-for-7 to be determined by the Frank’s Supervisory Board. The Frank’s Supervisory Board has approved a Reverse Split Ratio of 1-for-6, which will become effective immediately prior to the Effective Time on October 1, 2021.

It is expected that on October 4, 2021, the first trading day following the anticipated closing date of the transactions contemplated by the Merger Agreement, Frank’s Common Stock will begin trading on a post-reverse split basis on the NYSE under the new name “Expro Group Holdings N.V.” and new ticker symbol “XPRO.”

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.	Description of Exhibits
10.1*	Closing Agreement, dated as of September 10, 2021, by and among Frank’s International N.V., New Eagle Holdings Limited and Expro Group Holdings International Limited.
99.1	Press Release, dated September 15, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frank’s International N.V.

Date: September 15, 2021	By:	/s/ JOHN C. SYMINGTON
Name: John C. Symington
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer